Federated Hermes High Income Bond Fund, Inc.
CLASS A SHARES (TICKER FHIIX)
CLASS C SHARES (TICKER FHICX)
INSTITUTIONAL SHARES (TICKER FHISX)
CLASS R6 SHARES (TICKER FHBRX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 31, 2022
Important Notice Regarding Change in Investment Policy
On November 10, 2022, the Board of Directors (the “Board”) of Federated Hermes High Income Bond Fund, Inc. (the “Fund”) approved changes to the Fund’s name, investment policies, investment strategies and risks and to add a sub-adviser and additional portfolio management personnel. These changes are subject to review and comment by the Staff of the Securities and Exchange Commission (the “Staff”) and may change because of the Staff’s review. The changes are proposed to be effective on May 26, 2023. Shareholders of the Fund will be informed of changes, if any, following the Staff’s review.
1. Effective May 26, 2023, the Fund will change its name to “Federated Hermes Sustainable High Yield Bond Fund, Inc.”
2. The Board also approved, as part of the Fund’s name change, a revision to the Fund’s current non-fundamental names rule policy (“Names Rule Policy”) to clarify the Fund’s proposed focus on investing in sustainable lower-rated fixed-income investments. Accordingly, the Fund will replace its current Names Rule Policy under the Summary Prospectus section entitled “What are the Fund’s Main Investment Strategies?”:
The Fund’s current non-fundamental Names Rule Policy is:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in lower-rated fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in sustainable lower-rated fixed-income investments.”
Effective May 26, 2023, the Fund’s non-fundamental Names Rule Policy will be (emphasis added):
“The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable lower-rated fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in sustainable lower-rated fixed-income investments.”

For the purposes of this policy, the Adviser will consider “sustainable” investments as those that are selected in accordance with its sustainable investment methodology, which is based on a materiality assessment of a company’s carbon intensity and incorporates a proprietary scoring methodology focusing on the overall sustainability credentials of issuers.
3. Effective May 26, 2023, in line with its name change and Names Rule Policy change, the Fund will revise its investment strategies.
Accordingly, the Fund will replace its current summary investment strategy in its entirety with the following under the section entitled “What are the Fund’s Main Investment Strategies?”:
“The Fund pursues its investment objective by investing primarily in a diversified portfolio of sustainable, lower-rated fixed-income investments. These investments include lower-rated corporate bonds (also known as “junk bonds”) which include debt securities issued by U.S. or foreign businesses (including emerging market debt securities). The Fund’s investment adviser or sub-adviser (as applicable, the “Adviser”) does not target an average maturity for the Fund’s portfolio.
The Adviser’s securities selection process includes a focus on sustainable investments and the avoidance of issuers with high environmental, social and governance (“ESG”) risk as determined in accordance with the Adviser’s sustainable investment methodology, which includes a proprietary analysis of a company’s creditworthiness, ESG risks and sustainability credentials.
The Adviser assigns an ESG Rating to individual securities based on a proprietary assessment of material ESG risks. The Adviser determines these ratings based on research and due diligence, including a review of information that may be publicly available, company provided and/or from third party sources. The ESG Rating is determined by the Adviser’s view of material risks including: environmental (e.g., temperature alignment, carbon intensity, water usage, waste reduction), social (e.g., human rights, employee rights, health/safety concerns, data privacy), and governance (e.g., management effectiveness and board composition). Additionally, issuers will be evaluated based on their willingness and ability to decarbonize based on the Adviser’s proprietary Climate Change Impact Score (CCI) methodology. These scores are determined by combining a review of data on greenhouse gas emissions, publicly available or company-disclosed information, third-party opinions and engagement with issuers.
The Adviser may invest up to 15% of the Fund’s net assets in companies that have not been subject to sustainability analysis. The Fund will generally not purchase securities with ESG Ratings or CCI Scores below certain thresholds deemed by the Adviser to have failed an analysis of sustainability credentials. However, the Fund may purchase a “Green Bond,” “Social Bond” or “Sustainability-Linked Bond” (collectively, “GSS Bonds”) from certain issuers whose securities may otherwise be excluded based on ESG Ratings or CCI Scores.

The Adviser will exclude companies that generate greater than 5% of their revenue from the manufacture of tobacco or controversial weapons, or that, in the Adviser’s view, are in violation of the UN Global Compact principles. For purposes of this strategy, examples of controversial weapons include cluster munitions, anti-personnel mines, biological weapons and chemical weapons. The Adviser also targets a lower weighted-average carbon intensity compared to that of the Bloomberg US Corporate High Yield 2% Issuer Capped Index.
The Fund may invest in derivative contracts, in particular futures contracts, option contracts and swap contracts, and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s). There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable, lower-rated fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in sustainable, lower-rated fixed-income investments. For the purposes of this policy, the Adviser will consider “sustainable” investments as those that are selected in accordance with its sustainable investment methodology, which is based on a materiality assessment of a company’s carbon intensity and incorporates a proprietary scoring methodology focusing on the overall sustainability credentials of issuers.”
4. Effective May 26, 2023, in line with the Fund’s investment strategy changes, the following risk will be added to the section entitled “What are the Main Risks of Investing in the Fund?”
“Environmental, Social and Governance Risk. The Adviser considers environmental, social and governance (ESG) issues as part of its security selection process. ESG factors are not the only factors considered by the Adviser and there is no guarantee the companies in which the Fund invests will be considered ESG companies or have high ESG ratings from third-party agencies. Such considerations may fail to produce the intended result, and the Fund may underperform funds that do not have such a strategy.”

5. Effective May 26, 2023, please delete the disclosure under the section entitled “Fund Management” in its entirety and replace it with the following:
“FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company and the Fund’s Sub-Adviser, an affiliate of the Investment Adviser, is Hermes Investment Management Limited.
Kathryn P. Glass, CFA, Portfolio Manager, has been the Fund’s portfolio manager since May of 2023.
Thomas Scherr, CFA, Portfolio Manager, has been the Fund’s portfolio manager since May of 2023.
Mitch Reznick, CFA, Portfolio Manager, has been the Fund’s portfolio manager since May of 2023.
Mark E. Durbiano, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since January of 1987.
Steven J. Wagner, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 2017.”
March 7, 2023

Federated Hermes High Income Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455920 (3/23)
© 2023 Federated Hermes, Inc.